FIRST AMENDMENT TO SETTLEMENT AGREEMENT

This First Amendment to Settlement Agreement (the "Amendment") is made as of the 31st day of May, 2018 by and between TCA 12, LLC ("TCA 12") and MAJOR LEAGUE FOOTBALL, INC. ("MLF").

WHEREAS, TCA 12 and MLF are parties to that certain Settlement Agreement dated February 5, 2018 concerning Florida Case No. 2016 CA 002844 (the "Settlement Agreement"); and

WHEREAS, TCA 12 and MLF wish to amend the Settlement Agreement as provided herein;

NOW, THEREFORE, in consideration of the benefits to be received by each party from the agreements set forth herein, TCA 12 and MLF do hereby agree as follows.

1. Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Settlement Agreement.

2. In lieu of making the Final Payment of $40,000 on June 1, 2018, MLF shall a) pay TCA 12 a $5,000 installment of the Final Payment on June 4, 2018, b) pay TCA 12 $502.99 on June 4, 2018 as reimbursement for an additional month of storage space rental, and c) pay TCA 12 the $35,000 balance of the Final Payment on or before June 30, 2018. All payments shall be delivered to the office of Schroeder-Manatee Ranch, Inc. at 14400 Covenant Way, Lakewood Ranch, FL 34202.

3. The last two sentences of paragraph numbered 2 of the Settlement Agreement are hereby deleted.

4. If MLF fails timely to make any payment specified in Section 2 of this Amendment, MLF hereby unconditionally and irrevocably transfers all right, title and interest in and to the Football Equipment to TCA 12 and TCA 12 may immediately dispose of same as it chooses.

IN WITNESS WHEREOF, MLF and TCA 12 have caused this Amendment to be executed by their duly authorized representatives.

MAJOR LEAGUE FOOTBALL, INC.

By: [signature]

Name: FRANCIS J MURTHA

Title: SR EXECUTIVE Vice PRESIDENT

TCA 12, LLC
By its sole member
SMR Investment Properties, LLC
By its sole member
Schroeder-Manatee Ranch, Inc.

By: [signature]

Daniel J. Perka, Vice President